EXHIBIT 32.1

OCEANUS ACQUISITION CORP.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oceanus Acquisition Corp. (the Company) on Form 10-K for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, German Rivero-Zerpa, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to German Rivero-Zerpa and will be retained by Oceanus Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 27, 2014

By: /s/ German Rivero-Zerpa

German Rivero-Zerpa

Chief Executive Officer

(Principal Executive Officer)